For additional information, contact:
Wallace Campbell Director, Communications wallace.campbell@cavco.com
News Release	Phone: 602-283-9027 On the Internet: www.cavco.com
FOR IMMEDIATE RELEASE
CAVCO INDUSTRIES NAMES ALLISON K. ADEN AS CHIEF FINANCIAL OFFICER

PHOENIX, August 9, 2021 – Cavco Industries, Inc. (Nasdaq: CVCO) (“Cavco” or the “Company”) today announced that the Company has named Allison K. Aden as Executive Vice President and Chief Financial Officer, effective August 30, 2021.

In her new role, Ms. Aden will lead Cavco’s financial reporting, accounting, tax, treasury, information technology and finance-related operations. She will also serve as a member of the Company's Executive Leadership Team and will report to Bill Boor, President and Chief Executive Officer.

“We are extremely pleased to welcome Allison to Cavco’s leadership team,” said Mr. Boor. “With a proven record of achievement in rigorous and fast-paced environments, in both public and private equity-owned multinational companies, she has demonstrated success as a collaborative business partner, problem solver and results-driven leader.”

“I look forward to working closely with Bill, the leadership team and the Board of Directors to build on Cavco’s growth and success,” added Ms. Aden. “I relish the opportunity to draw upon my experience to provide strategic financial leadership and insights to the Company.”

Allison K. Aden's Background

Ms. Aden brings significant financial, business and operational experience to Cavco. From July 2018 to August 2021, she served as Executive Vice President, Chief Financial Officer of Diversified Technologies, an industry-leading technology solutions provider delivering innovative digital media, collaborative, broadcasting, electronic security and integrated IT solutions. Prior to joining Diversified Technologies, Ms. Aden served from 2015 to 2018 as Executive Vice President, Chief Financial Officer of Schweitzer-Mauduit International (NYSE: SWM), a leading global provider of highly engineered solutions and advanced materials for a variety of industries. Other experience includes financial management positions with Americold Logistics, Recall Corporation, LNR Property Corporation, PRG-Schultz International, Hewlett-Packard and McKesson Corporation.

Ms. Aden earned her bachelor’s degree in Finance from the University of Missouri – Columbia and obtained a Master of Business Administration degree from the University of Missouri – St. Louis. She is a Certified Public Accountant and a Chartered Global Management Accountant. Ms. Aden is a member of the American Institute of Certified Public Accountants and The Georgia Society of CPAs.

About Cavco Industries, Inc.

Cavco Industries, Inc., headquartered in Phoenix, Arizona, designs and produces factory-built housing products primarily distributed through a network of independent and Company-owned retailers. We are one of the largest producers of manufactured homes in the United States, based on reported wholesale shipments and marketed under a variety of brand names including Cavco, Fleetwood, Palm Harbor, Fairmont, Friendship, Chariot Eagle and Destiny. We are also a leading producer of park model RVs, vacation cabins and systems-built commercial structures, as well as modular homes. Cavco's finance subsidiary, CountryPlace Mortgage, is an approved Fannie Mae and Freddie Mac seller/servicer and a Ginnie Mae mortgage-backed securities issuer that offers conforming mortgages, non-conforming mortgages and home-only loans to purchasers of factory-built homes. Our insurance subsidiary, Standard Casualty, provides property and casualty insurance to owners of manufactured homes. Additional information about Cavco can be found at https://www.cavco.com.

Forward-Looking Statements

Certain statements contained in this release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. In general, all statements that are not historical in nature are forward-looking. Forward-looking statements are typically included, for example, in discussions regarding the manufactured housing industry; our financial performance and operating results; and the expected effect of certain risks and uncertainties on our business, financial condition and results of operations. All forward-looking statements are subject to risks and uncertainties, many of which are beyond our control. As a result, our actual results or performance may differ materially from anticipated results or performance. Factors that could cause such differences to occur include, but are not limited to: the impact of local or national emergencies including the COVID-19 pandemic, including such impacts from state and federal regulatory action that restricts our ability to operate our business in the ordinary course and impacts on (i) customer demand and the availability of financing for our products, (ii) our supply chain and the availability of raw materials for the manufacture of our products, (iii) the availability of labor and the health and safety of our workforce and (iv) our liquidity and access to the capital markets; labor shortages and the pricing and availability of raw materials; our ability to successfully integrate past acquisitions or future acquisitions and the ability to attain the anticipated benefits of such acquisitions; involvement in vertically integrated lines of business, including manufactured housing consumer finance, commercial finance and insurance; information technology failures or cyber incidents; our participation in certain financing programs for the purchase of our products by industry distributors and consumers, which may expose us to additional risk of credit loss; significant warranty and construction defect claims; our contingent repurchase obligations related to wholesale financing; a write-off of all or part of our goodwill; our ability to maintain relationships with independent distributors; our business and operations being concentrated in certain geographic regions; governmental and regulatory disruption, including prolonged delays by Congress and the President to approve budgets or continuing appropriations resolutions to facilitate the operation of the federal government; curtailment of available financing from home-only lenders; availability of wholesale financing and limited floor plan lenders; market forces and housing demand fluctuations; the cyclical and seasonal nature of our business; competition; general deterioration in economic conditions and turmoil in the financial markets; unfavorable zoning ordinances; extensive regulation affecting the production and sale of manufactured housing; potential financial impact on the Company from the subpoenas we received from the SEC and its ongoing investigation, including the risk of potential litigation or regulatory action, and costs and expenses arising from the SEC subpoenas and investigation and the events described in or covered by the SEC subpoenas and investigation, which include the Company's indemnification obligations and insurance costs regarding such matters, and potential reputational damage that the Company may suffer; losses not covered by our director and officer insurance, which may be large, adversely impacting financial performance; loss of any of our executive officers; liquidity and ability to raise capital may be limited; organizational document provisions delaying or making a change in control more difficult; and volatility of stock price; together with all of the other risks described in our filings with the SEC. Readers are specifically referred to the Risk Factors described in Item 1A of the Company’s Annual Report on Form 10-K for the year ended April 3, 2021 as may be amended from time to time, which identify important risks that could cause actual results to differ from those contained in the forward-looking statements. Cavco expressly disclaims any obligation to update any forward-looking statements contained in this release, whether as a result of new information, future events or otherwise. Investors should not place undue reliance on any such forward-looking statements.